UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2016

AUREUS INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-55398	47-1893698
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3555 ½ TizerLand, Helena, MT	59602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775)-398-3173

N/A

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: (646) 502-5900

F: (646) 826-9200

pmagri@magrilaw.com

www.MagriLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 21, 2016, Aureus Incorporated, a Nevada corporation (the “Company”), entered into that certain Purchase Agreement (the “Purchase Agreement”) with Montana Mine Land Holdings LLC., a Montana limited liability company (the “Seller”). Pursuant to the Purchase Agreement, the Company purchased an undivided 100% interest in and to certain of Seller’s mining claims and properties in Broadwater County, Montana (the “Properties”) in consideration for 45 million (45,000,000) unregistered shares of common stock of the Company valued at $0.00248889 per share of common stock, for an aggregate purchase price of $112,000.

Tracy Fortner, the President and CEO of the Company, owns 100% of the outstanding equity of the Seller and serves as its Chief Executive Officer and Managing Member.

The Properties are described in the Purchase Agreement as follows:

1.	The Property – Keene Placer M.S.

	a.	Patented Mining Claims: Keene Placer, M.S. NO. 3336/4547, Patent No. 27669; located in sections 13 and 24, Township 10 North, Range 2 East, P.M., Broadwater County, Montana

2.	The Property – Western Star Lode

	a.	Western Star Lode Mining Claim and Mill Site located in the E ½ of Sec. 13, T10N, R2E, United States Patent Number 222, designated as lots 54a and 54b, recorded in book 59 of Deeds at Page 450 in the records of Broadwater County, Montana

The foregoing summary description of the terms of the Purchase Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Purchase Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The disclosure contained under Item 1.01 of this Form 8-K is incorporated by reference herein.

ITEM 3.02 UNREGISTERED SHARES OF EQUITY SECURITIES.

The Company issued the 112,000 shares of common stock referenced under Item 1.01 in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), in light of the fact that it did not involve a public offering of securities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d Exhibits

Exhibit No.:	Description of Exhibit:

10.1	Purchase Agreement, dated July 21, 2016, by and between Montana Mine Land Holdings LLC and Aureus Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUREUS INCORPORATED

Dated: July 22, 2016	By:	/s/ Tracy Fortner
Tracy Fortner
Chief Executive Officer, President, Secretary & Treasurer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)